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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)
                                 August 11, 1998




                             AMBANC HOLDING CO., INC.
             (Exact name of registrant as specified in its charter)




  Delaware                        0-27306               14-1783770
(State or other                (Commission             (IRS Employer
 jurisdiction of                File No.)              Identification
 incorporation)                                           Number)




11 Division Street, Amsterdam, New York                  12010-4303
(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code: (518) 842-7200


                              N/A
(Former name or former address, if changed since last Report)


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Item  5.  Other Events


         On August 11, 1998, Ambanc Holding Co., Inc. ("Ambanc") and AFSALA Bancorp, Inc. ("AFSALA") entered into a Settlement and
Standstill Agreement with Mr. Seymour Holtzman and a group of individuals and entities affiliated with him. A copy of the Agreement is attached hereto as Exhibit 99.1. A copy of the joint press release issued by Ambanc and AFSALA announcing the Agreement is attached hereto as Exhibit 99.2.

Item 7.   Financial Statements and Exhibits

         (c)      Exhibits.

         The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.




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                                     SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              AMBANC HOLDING CO., INC.

Date: August 12, 1998                       By: /s/ Harold A. Baylor
     --------------------                      ---------------------
                                               Harold A. Baylor
                                               Vice President, Treasurer
                                                and Chief Financial Officer




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                                  INDEX TO EXHIBITS


Exhibit
No.                        Description of Exhibit

99.1              Settlement and Standstill Agreement.

99.2 Joint Press Release dated August 11, 1998 of Ambanc Holding Co., Inc. and AFSALA Bancorp, Inc.